CERTIFICATE OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                       AMERICAN FIDELITY ASSURANCE COMPANY

                                NOVEMBER 4, 1987

                         -------------------------------



     We, the undersigned William E. Durrett and Stephen P. Garrett as President and Secretary, respectively, of American Fidelity Assurance Company, an Oklahoma corporation, do hereby certify that the Board of Directors of said corporation on the 4th day of November 1987 duly adopted a resolution to amend the Articles of Incorporation as follows:

                                    ARTICLE I

     As  Filed:  The name of the  corporation  is  AMERICAN  FIDELITY  ASSURANCE
COMPANY.

     As Amended: No change.

                                   ARTICLE II

     As filed: The duration of the corporation's existence shall be perpetual.

     As amended: No change.

                                   ARTICLE III

     As filed: The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

     (1) To engage in the insurance business as domestic, stock, life and/or accident and health insurer, as authorized by Title 36, Sections 609, et seq. and Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

          (a) Upon the lives or health of persons and families and every insurance appertaining thereto.

          (b) To grant, purchase or dispose of annuities and endowments.

          (c) Against bodily injury or death by accident and other disability insurance.

          (d) Hospitalization and dread disease coverage.

          (e) Group life, health, accident and annuities.

          (f) Credit life, health and accident insurance.

          (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

          (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

          (i) In connection with the foregoing but without limitation of its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums, and to classify policies issued on a participating or nonparticipating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

     (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient and to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

     (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporation.

     (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation, and in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

     (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

     As amended: No change.

                                   ARTICLE IV

     As filed: This corporation is and shall be a stock company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $2,000,000.00, consisting of 200,000 shares of common stock of the par value of ten dollars ($10.00) per share.

     As amended: This corporation is and shall be a stock company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $2,500,000.00, consisting of 250,000 shares of common stock of the par value of ten dollars ($10.00) per share.

                                    ARTICLE V

     As filed: The affairs and business of this corporation shall be managed, controlled and conducted by Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such By-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

     C. W. Cameron, Oklahoma City, Oklahoma
     W. D. Carr, Stillwater, Oklahoma
     H. A. Conner, Oklahoma City, Oklahoma
     W. E. Durrett, Oklahoma City, Oklahoma
     E. C. Joullian III, Oklahoma City, Oklahoma

     As amended: The affairs and business of this corporation shall be managed, controlled and conducted by Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such By-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

     C. W. Cameron, Oklahoma City, Oklahoma
     William M. Cameron, Oklahoma City, Oklahoma
     William E. Durrett, Oklahoma City, Oklahoma
     E. C. Joullian III, Oklahoma City, Oklahoma
     John W. Rex, Oklahoma City, Oklahoma
     Galen P. Robbins, Oklahoma City, Oklahoma
     John D. Smith, Atlanta, Georgia

                                   ARTICLE VI

     As Filed: The principal place of business shall be located at 2000 Classen Center, Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

     As Amended: No change.

                                   ARTICLE VII

     As filed: The corporation's indebtedness shall be limited only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

     As amended: No change.

                                  ARTICLE VIII

     As filed: Any process in any action or proceeding may be served on the corporation by service upon Don J. Gutteridge, Jr., 2000 Classen Center, Oklahoma City, Oklahoma.

     As amended: Any process in any action or proceeding may be served on the corporation by service upon Stephen P. Garrett, 2000 Classen Center, 7th Floor, North Building, Oklahoma City, Oklahoma 73106.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 250,000; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

ATTEST:                              AMERICAN FIDELITY ASSURANCE COMPANY

/s/ STEPHEN P. GARRETT                    BY  /S/ WILLIAM E. DURRETT
------------------------------          -----------------------------------
Stephen P. Garrett, Secretary               William E. Durrett, President

       (SEAL)

     STATE OF OKLAHOMA          )
                                )     SS.
     COUNTY OF OKLAHOMA         )

Before me the undersigned, a Notary Public in and for said County and State, on this 4th day of November, 1987; personally appeared WILLIAM E. DURRETT and STEPHEN P. GARRETT, in their capacity as Senior Vice President and Secretary, respectively, of AMERICAN FIDELITY ASSURANCE COMPANY, an Oklahoma corporation, to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that they executed the same as their free and voluntary act in deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year last above written.

                                   /s/ B. K. FRAZIER
                                   ----------------------
                                      Notary Public

My Commission Expires:
  10-15-89
----------------
  (SEAL)

                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                       AMERICAN FIDELITY ASSURANCE COMPANY

                            (Domestic Stock Company)

STATE OF OKLAHOMA          )
                           ) SS.
COUNTY OF OKLAHOMA         )

TO:     THE INSURANCE COMMISSIONER OF THE STATE OF OKLAHOMA
        AND THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     We,  the  undersigned  John W. Rex and Don J.  Gutteridge,  Jr.  do  hereby certify that we hold the offices of Senior Vice President and Vice President/Secretary respectively of American Fidelity Assurance Company, an Oklahoma corporation, and that we are persons legally competent to sign, acknowledge and execute Amended Articles of Incorporation of American Fidelity Assurance Company pursuant to the laws of the State of Oklahoma and we do hereby execute the following Amended Articles of Incorporation of American Fidelity Assurance Company and we further affirm that the following amendments were adopted in the manner prescribed by the Statutes of the State of Oklahoma, each such amendment being adopted on the 30th day of October 1979.

                                    ARTICLE I

     As filed: The name of this corporation is: American Fidelity Assurance Company.

     As amended: No change.

                                   ARTICLE II

     As filed: The duration of the corporation's existence shall be perpetual.

     As amended: No change.

                                   ARTICLE III

     As filed: The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

     (1) To engage in the insurance business as domestic, stock, life and/or accident and health insurer, as authorized by Title 36, Sections 609, et seq. and Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

          (a) Upon the lives or health of persons and families and every insurance appertaining thereto.

          (b) To grant, purchase or dispose of annuities and endowments.

          (c) Against bodily injury or death by accident and other disability insurance.

          (d) Hospitalization and dread disease coverage.

          (e) Group life, health, accident and annuities.

          (f) Credit life, health and accident insurance.

          (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

          (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

          (i) In connection with the foregoing but without limitation of its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums, and to classify policies issued on a participating or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

     (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient and to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

     (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporation.

     (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation, in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

     (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

     As amended: No change.

                                   ARTICLE IV

     As filed: This corporation is and shall be a stock company, non-assessable and not a mutual company. The authorized capital of this corporation shall be $1,000,000.00, consisting of 100,000 shares of common stock of the par value of ten dollars ($10.00) per share.

     As amended: This corporation is and shall be a stock company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $2,000,000.00, consisting of 200,000 shares of common stock of the par value of ten dollars ($10.00) per share.

                                    ARTICLE V

     As filed: The affairs and business of this corporation shall be managed, controlled and conducted by Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such by-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

     C. W. Cameron, Oklahoma City, Oklahoma
     C. B. Cameron, Oklahoma City, Oklahoma
     Lenice Cameron, Oklahoma City, Oklahoma
     H. A. Conner, Oklahoma City, Oklahoma
     V. P. Crowe, Oklahoma City, Oklahoma
     W. T. Richardson, Oklahoma City, Oklahoma
     C. W. Barbour, Oklahoma City, Oklahoma
     E. C. Joullian III, Oklahoma City, Oklahoma
     Grady D. Harris, Jr., Oklahoma City, Oklahoma
     W. D. Carr, Stillwater, Oklahoma

     As amended: The affairs and business of this corporation shall be managed, controlled and conducted by Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such bylaws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

     C. W. Cameron, Oklahoma City, Oklahoma
     W. D. Carr, Stillwater, Oklahoma
     H. A. Conner, Oklahoma City, Oklahoma
     W. E. Durrett, Oklahoma City, Oklahoma
     E. C. Joullian III, Oklahoma City, Oklahoma

                                   ARTICLE VII

     As filed: The principal place of business shall be located at 2901 Classen Boulevard, Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

     As amended: The principal place of business shall be located at 2000 Classen Center, Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

                                   ARTICLE VII

     As filed: The corporation's indebtedness shall be limited only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

     As amended: No change.

                                  ARTICLE VIII

     As filed: Any process in any action or proceeding may be served on the corporation by service upon C. B. Cameron, 2901 Classen Boulevard, Oklahoma City, Oklahoma.

     As amended: Any process in any action or proceeding may be served on the corporation by service upon Don J. Gutteridge, Jr., 2000 Classen Center, Oklahoma City, Oklahoma.

                                   ARTICLE IX

     (1) Such amendments were proposed by a resolution of the Board of Directors on the 30th day of October, 1979.

     (2) The amendment was unanimously adopted by the sole shareholder in accordance with the provisions of Title 18, Sec. 153 of the "Business Corporation Act" on October 30, 1979.

     IN WITNESS WHEREOF the undersigned corporation has caused these Amended Articles to be executed this 30th day of October, 1979.

                              AMERICAN FIDELITY ASSURANCE COMPANY

                               By /s/ JOHN W. REX
                              --------------------------
                              Senior Vice President

ATTEST:

/s/ DON J. GUTTERIDGE, JR.
-----------------------------
Vice President/Secretary

(Corporate Seal)

STATE OF OKLAHOMA          )
                           ) SS.
COUNTY OF OKLAHOMA         )

     I, Mary Lue Lane, a Notary Public in and for said county and state hereby certify that on the 30th day of October, 1979, John W. Rex, Senior Vice President, and Don J. Gutteridge, Jr., Vice President/Secretary, personally appeared before me and being first duly sworn acknowledge that they signed the foregoing document in the respective capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF I have hereunto set my hand and seal the day and year first above written.

                                             /s/  MARY LUE LANE
                                             --------------------
                                             Notary Public

My Commission Expires:  3/3/83
                       -------



(SEAL)

                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                       AMERICAN FIDELITY ASSURANCE COMPANY

                       -----------------------------------
                            (Domestic Stock Company)

STATE OF OKLAHOMA          )
                           ) SS.
COUNTY OF OKLAHOMA         )

TO:     THE INSURANCE COMMISSIONER OF THE STATE OF OKLAHOMA
        AND THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     We, the undersigned John W. Rex and Don J. Gutteridge, Jr. do hereby certify that we hold the offices of Vice President and Secretary respectively of American Fidelity Assurance Company, an Oklahoma corporation, and that we are persons legally competent to sign, acknowledge and execute Amended Articles of Incorporation of American Fidelity Assurance Company pursuant to the laws of the State of Oklahoma and we do hereby execute the following Amended Articles of Incorporation of American Fidelity Assurance Company and we further affirm that the following amendments were adopted in the manner prescribed by the Statutes of the State of Oklahoma, each such amendment being adopted on the 30th day of December, 1975.

                                    ARTICLE I

     As filed: The name of this corporation is: American Fidelity Assurance Company.

     As amended: No change.

                                   ARTICLE II

     As filed: The duration of the corporation's existence shall be perpetual.

     As amended: No change.

                                   ARTICLE III

     As filed: The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

     (1) To engage in the insurance business as domestic, stock, life and/or accident and health insurer, as authorized by Title 36, Sections 609, et seq. and Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

          (a) Upon the lives or health of persons and families and every insurance appertaining thereto.

          (b) To grant, purchase or dispose of annuities and endowments.

          (c) Against bodily injury or death by accident and other disability insurance.

          (d) Hospitalization and dread disease coverage.

          (e) Group life, health, accident and annuities.

          (f) Credit life, health and accident insurance.

          (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

          (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

          (i) In connection with the foregoing but without limitation of its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums, and to classify policies issued on a participating or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

     (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient and to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

     (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporation.

     (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation, in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

     (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

     As amended: No change

                                   ARTICLE IV

     As filed: This corporation is and shall be a stock company, non-assessable and not a mutual company. The authorized capital of this corporation shall be $800,000.00 consisting of 80,000 shares of common stock of the par value of ten dollars ($10.00) per share.

     As amended: This corporation is and shall be a stock company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $1,000,000.00, consisting of 100,000 shares of common stock of the par value of ten dollars ($10.00) per share.

                                    ARTICLE V

     As filed: The affairs and business of this corporation shall be managed, controlled and conducted by Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such by-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

     C. W. Cameron, Oklahoma City, Oklahoma
     C. B. Cameron, Oklahoma City, Oklahoma
     Lenice Cameron, Oklahoma City, Oklahoma
     H. A. Conner, Oklahoma City, Oklahoma
     V. P. Crowe, Oklahoma City, Oklahoma
     W. T. Richardson, Oklahoma City, Oklahoma
     C. W. Barbour, Oklahoma City, Oklahoma
     E. C. Joullian, III, Oklahoma City, Oklahoma
     Grady D. Harris, Jr., Oklahoma City, Oklahoma
     W. D. Carr, Stillwater, Oklahoma

     As amended: No change.

                                   ARTICLE VI

     As filed: The principal place of business shall be located at 2901 Classen Boulevard, Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

     As amended: No change.

                                   ARTICLE VII

     As filed: The corporation's indebtedness shall be limited only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

     As amended: No change.

                                  ARTICLE VIII

     As filed: Any process in any action or proceeding may be served on the corporation by service upon C. B. Cameron, 2901 Classen Boulevard, Oklahoma City, Oklahoma.

     As amended: No change.

                                   ARTICLE IX

     (1) Such amendments were proposed by a resolution of the Board of Directors on the 30th day of December, 1975.

     (2) The amendment was unanimously adopted by the sole shareholder in accordance with the provisions of Title 18, Sec. 153 of the "Business Corporation Act" on December 30, 1975.

     IN WITNESS WHEREOF the undersigned corporation has caused these Amended Articles to be executed this 30th day of December, 1975.

                              AMERICAN FIDELITY ASSURANCE COMPANY

                               By /s/ JOHN W. REX
                              -------------------------------
                                 Vice President

ATTEST:

/S/ DON J. GUTTERIDGE
----------------------------
     Secretary

(Corporate Seal)

STATE OF OKLAHOMA          )
                           ) SS.
COUNTY OF OKLAHOMA         )

     I, Mary Lue Lane, a Notary Public in and for said county and State hereby certify that on the 30th day of December, 1975, John W. Rex, Vice President, and Don J. Gutteridge, Jr., Secretary, personally appeared before me and being first duly sworn acknowledge that they signed the foregoing document in the respective capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF I have hereunto set my hand and seal the day and year first above written.

                                        /S/ MARY LUE LANE
                                        ----------------------
                                             Notary Public

My Commission Expires:
     3-3-79
     ------



(SEAL)

                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                       AMERICAN FIDELITY ASSURANCE COMPANY

                       -----------------------------------
                            (Domestic Stock Company)

STATE OF OKLAHOMA          )
                           )  SS:
COUNTY OF OKLAHOMA         )

TO: THE INSURANCE COMMISSIONER OF THE STATE OF OKLAHOMA AND THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     We, the undersigned C. B. Cameron and Don J. Gutteridge, Jr. do hereby certify that we hold the offices of President and Assistant Secretary respectively of American Fidelity Assurance Company, an Oklahoma corporation, and that we are persons legally competent to sign, acknowledge and execute Amended Articles of Incorporation of American Fidelity Assurance Company pursuant to the laws of the state of Oklahoma and we do hereby execute the following Amended Articles of Incorporation of American Fidelity Assurance Company and we further affirm that the following amendments were adopted in the manner prescribed by the Statutes of the State of Oklahoma, each such amendment being adopted on the 23rd day of December, 1971.

                                    ARTICLE I

     As filed: The name of this corporation is: American Fidelity Assurance Company.

     As amended: No change.

                                   ARTICLE II

     As filed: The duration of the corporation's existence shall be perpetual.

     As amended: No change.

                                   ARTICLE III

     As filed: The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

     (1) To engage in the insurance business as domestic, stock, life and/or accident and health insurer, as authorized by Title 36, Sections 609, et seq. and Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and general to make, write, execute and issue contracts and policies of insurance as follows:

          (a) Upon the lives or health of persons and families and every insurance appertaining thereto.

          (b) To grant, purchase or dispose of annuities and endowments.

          (c) Against bodily injury or death by accident and other disability insurance.

          (d) Hospitalization and dread disease coverage.

          (e) Group life, health, accident and annuities.

          (f) Credit life, health and accident insurance.

          (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

          (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plane.

          (i) In connection with the foregoing but without limitation of its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums, and to classify policies issued on a participating or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

     (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient and to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

     (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporation.

     (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation, in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

     (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

     As amended: No change.

                                   ARTICLE IV

     As filed: This corporation is and shall be a stock company, non-assessable and not a mutual company. The authorized capital of this corporation shall be $600,000.00 consisting of 60,000 shares of common stock of the par value of ten dollars ($10.00) per share.

     As amended: This corporation is and shall be a stock company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $800,000.00, consisting of 80,000 shares of common stock of the par value of ten dollars ($10.00) per share.

                                    ARTICLE V

     As filed: The affairs and business of this corporation shall be managed, controlled and conducted by Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such bylaws as shall be from time to time adopted. The names and addressees of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

     C. W. Cameron, Oklahoma City, Oklahoma
     C. B. Cameron, Oklahoma City, Oklahoma
     Lenice Cameron, Oklahoma City, Oklahoma
     H. A. Conner, Oklahoma City, Oklahoma
     V. P. Crowe, Oklahoma City, Oklahoma
     W. T. Richardson, Oklahoma City, Oklahoma
     C. W. Barbour, Oklahoma City, Oklahoma
     E. C. Joullian, III, Oklahoma City, Oklahoma
     Grady D. Harris, Jr., Oklahoma City, Oklahoma
     W. D. Carr, Stillwater, Oklahoma

     As amended: No change.

                                   ARTICLE VI

     As filed: The principal place of business shall be located at 2901 Classen Boulevard, Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

     As amended: No change.

                                   ARTICLE VII

     As filed: The corporation's indebtedness shall be limited only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

     As amended: No change.

                                  ARTICLE VIII

     As filed: Any process in any action or proceeding may be served on the corporation by service upon C. B. Cameron, 2901 Classen Boulevard, Oklahoma City, Oklahoma.


     As amended: No change.

                                   ARTICLE IX

     1. Such amendments were proposed by a resolution of the Board of Directors on the 1st day of December, 1971.

     2. The amendment was unanimously adopted by the shareholders in accordance with the provisions of Title 18, Sec. 153 of the "Business Corporation Act" on December 23, 1971.

     IN WITNESS WHEREOF the undersigned corporation has caused these Amended Articles to be executed this 27th day of December, 1971.

                              AMERICAN FIDELITY ASSURANCE COMPANY

                              By /s/ C. B. CAMERON
                              --------------------------------
                                    President

ATTEST:

/s/ DON J. GUTTERIDGE
--------------------------
     Assistant Secretary

(Corporate Seal)

STATE OF OKLAHOMA          )
                           )  SS:
COUNTY OF OKLAHOMA         )

     I, Linda Gaylene Henley, a Notary Public in and for said county and state hereby certify that on the 27th day of December, 1971, C. B. Cameron, President, and Don J. Gutteridge, Jr., Assistant Secretary, personally appeared before me and being first duly sworn acknowledge that they signed the foregoing document in the respective capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF I have hereunto set my hand and seal the day and year first above written.

                                        /s/ LINDA GAYLENE HENLEY
                                        ---------------------------
                                             Notary Public

My Commission Expires:

October 12, 1975
------------------
(SEAL)


                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                       AMERICAN FIDELITY ASSURANCE COMPANY

                       -----------------------------------
                            (Domestic Stock Company)

STATE OF OKLAHOMA      )
                       ) SS:
COUNTY OF OKLAHOMA     )

TO: THE INSURANCE COMMISSIONER OF THE STATE OF OKLAHOMA AND THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     We, the undersigned C. W. Cameron and H. A. Conner do hereby certify that we hold the offices of President and Secretary respectively of American Fidelity Assurance Company, an Oklahoma corporation, and that we are persons legally competent to sign, acknowledge and execute Amended Articles of Incorporation of American Fidelity Assurance Company pursuant to the laws of the state of
Oklahoma and we do hereby execute the following Amended Articles of Incorporation of American Fidelity Assurance Company and we further affirm that the following amendments were adopted in the manner prescribed by the Statutes of the State of Oklahoma, each such amendment being adopted on the 28th day of November, 1966.

                                    ARTICLE I

     As filed: The name of this corporation is: American Fidelity Assurance Company.

     As amended: No change.

                                   ARTICLE II

     As filed: The duration of the corporation's existence shall be perpetual.

     As amended: No change.

                                   ARTICLE III

     As filed: The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

     (1) To engage in the insurance business as domestic, stock, life and/or accident and health insurer, as authorized by Title 36, Sections 609, et seq. and Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

          (a) Upon the lives or health of persons and families and every insurance appertaining thereto.

          (b) To grant, purchase or dispose of annuities and endowments.

          (c) Against bodily injury or death by accident and other disability insurance.

          (d) Hospitalization and dread disease coverage.

          (e) Group life, health, accident and annuities.

          (f) Credit life, health and accident insurance.

          (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

          (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

          (i) In connection with the foregoing but without limitation of its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums, and to classify policies issued on a participating or nonparticipating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

     (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient and to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

     (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporation.

     (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation, in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

     (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

     As Amended: No change.

                                   ARTICLE IV

     As Filed: This corporation is and shall be a stock company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $200,000.00, consisting of 20,000 shares of common stock of the par value of ten ($10.00) dollars per share.

     As Amended: This corporation is and shall be a stock company, non-assessable and not a mutual company. The authorized capital of this corporation shall be $600,000.00 consisting of 60,000 shares of common stock of the par value of ten ($10.00) dollars per share.

                                    ARTICLE V

     As Filed: The affairs and business of this corporation shall be managed, controlled and conducted by a Board of Directors composed of not less than five nor more than fifteen members, in accordance with and subject to such by-laws as shall be from time to time adopted.

     The names and address of the corporation's first directors who are to serve for a period ending the first Monday in April, 1961, and until their successors are elected and shall be qualified are as follows:

     C. W. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma
     C. B. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma Lenice Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma
     H. A. Conner, 2901 Classen Blvd., Oklahoma City, Oklahoma
     V. P. Crowe, 570 First National Bldg., Oklahoma City, Oklahoma.

The names and addresses of the corporation's first principal officers who are to serve for a period ending the first Monday in April, 1961, and until their successors are elected and shall qualify, are as follows:

President -                 C. W. Cameron,              2901 Classen Blvd.,
                                                        Oklahoma City, Oklahoma

Vice President-             C. B. Cameron,              2901 Classen Blvd.,
                                                        Oklahoma City, Oklahoma

Secretary -                 H. A. Conner,               2901 Classen Blvd.,
                                                        Oklahoma City, Oklahoma

Treasurer -                 H. A. Conner,               2901 Classen Blvd.,
                                                        Oklahoma City, Oklahoma

     As Amended: The affairs and business of this corporation shall be managed, controlled and conducted by Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such by-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

     C. W. Cameron, Oklahoma City, Oklahoma
     C. B. Cameron, Oklahoma City, Oklahoma
     Lenice Cameron, Oklahoma City, Oklahoma
     H. A. Conner, Oklahoma City, Oklahoma
     V. P. Crowe, Oklahoma City, Oklahoma
     W. T. Richardson, Oklahoma City, Oklahoma
     C. W. Barbour, Oklahoma City, Oklahoma
     E. C. Joullian, III, Oklahoma City, Oklahoma
     Grady D. Harris, Jr., Oklahoma City, Oklahoma
     W.D. Carr, Stillwater, Oklahoma

                                   ARTICLE VI

     As Filed: The principal place of business shall be located at 2901 Classen Blvd., Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in the State of Texas, Louisiana, Kansas, Arkansas, Mississippi, Missouri, Nebraska, and such other States of the United States of America as the Board of Directors may from time to time determine.

     As Amended: The principal place of business shall be located at 2901 Classen Blvd., Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

                                   ARTICLE VII

     As Filed: The corporation's indebtedness shall be limited only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

     As Amended: No change.

                                  ARTICLE VIII

     As Filed: Any process in any action or proceeding may be served on the corporation by service upon C. B. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma.

     As Amended: No change.

                                   ARTICLE IX

     1. Such amendments were proposed by a resolution of the Board of Directors on the 11th day of November, 1966.

     2. The amendment was adopted by vote of the shareholders in accordance with the provisions of Title 18, Sec. 153 of the "Business Corporation Act".

     3. The meeting of the shareholders of the corporation at which the amendment was adopted was held at the Conference Room, Cameron Building, 2901 Classen Blvd., Oklahoma City, Oklahoma, on November 28, 1966.

     4. Notice of the meeting was given to the shareholders by mailing notice on November 17, 1966, to each shareholder, said notice having been mailed more than ten days prior to the meeting of shareholders.

     5. 13,971 shares out of the 20,000 shares of the issued common stock being a majority thereof, voted for much amendments.

     6. None of the shares of the issued common stock voted against such amendment.

     7. The number of shares voted as a class-all of the outstanding shares are common stock and there is no outstanding stock of any other class. The vote of the shares of the common stock of the corporation in set forth in Paragraphs 5 and 6 above.

     IN WITNESS WHEREOF the undersigned corporation has caused these Amended Articles to be executed this 29th day of November, 1966.

                                   AMERICAN FIDELITY ASSURANCE COMPANY

                                   BY /s/ C. W. CAMERON
                                   ------------------------------
                                        President

ATTEST:

/S/ H. A. CONNER
---------------------
Secretary

(Corporate Seal)

STATE OF OKLAHOMA          )
COUNTY OF OKLAHOMA         ) SS:

     I, Junedean M. Emmert, a Notary Public in and for said county and state hereby certify that on the 29th day of November, 1966, C. W. Cameron, President and H. A. Conner, Secretary personally appeared before me and being first duly sworn acknowledge that they signed the foregoing document in the respective capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF I have hereunto set my hand and seal the day and year first above written.

                                        /s/ JUNEDEAN M. EMMERT
                                        --------------------------
                                             Notary Public

My Commission Expires:
January 30, 1968
------------------------

(SEAL)

                            ARTICLES OF INCORPORATION

                                       of

                       AMERICAN FIDELITY ASSURANCE COMPANY

                            (Domestic Stock Company)

STATE OF OKLAHOMA          )
                           ) SS:
COUNTY OF OKLAHOMA     )

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

          We, the undersigned Incorporators:

          C. W. Cameron 2901 Classen Blvd., Oklahoma City, Oklahoma;
          Lenice Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma;
          C. B. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma;
          Bruce M. Johnson, 570 First National Bldg., Oklahoma City, Oklahoma; James C. Gibbens, 570 First National Bldg., Oklahoma City, Oklahoma;

each being ever twenty-one years of age, citizens of the United States, residing in the State of Oklahoma, and persons legally competent to enter into contracts, for the purpose of forming a corporation pursuant to the provisions of the laws of the State of Oklahoma, do hereby adopt the following Articles of
Incorporation:

                                    ARTICLE I

The name of this corporation is:
American Fidelity Assurance Company.

                                   ARTICLE II

The duration of the corporation's existence shall be perpetual.

                                   ARTICLE III

The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

     (1) To engage in the insurance business as domestic, stock, life and/or accident and health insurer, as authorized by Title 36, Sections 609; et seq. and Sections 2102, et seq. Oklahoma Statutes Annotated and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

          (a) Upon the lives or health of persons and families and every insurance appertaining thereto.

          (b) To grant, purchase or dispose of annuities and endowments.

          (c) Against bodily injury or death by accident and other disability insurance.

          (d) Hospitalization and dread disease coverage.

          (e) Group life, health, accident and annuities.

          (f) Credit life, health and accident insurance.

          (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

          (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

          (i) In connection with the foregoing but without limitation on its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums, and to classify policies issued on a participating or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

     (2) To own, acquire, buy, sell, mortgage, trade, lease, convey; lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient and to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

     (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporation.

     (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation, in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

     (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

                                   ARTICLE IV

This corporation is and shall be a stock company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $200,000,000 consisting of 20,000 shares of common stock of the par value of ten ($10.00) dollars per share.

                                    ARTICLE V

The affairs and business of this corporation shall be managed, controlled and conducted by a Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such by-laws as shall be from time to time adopted.

The names and addresses of the corporation's first directors who are to serve for a period ending the first Monday in April, 1961, and until their successors are elected and shall be qualified are as follows:

     C. W. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma
     C. B. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma Lenice Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma
     H. A. Conner 2901 Classen Blvd., Oklahoma City, Oklahoma
     V. P. Crowe, 570 First National Bldg., Oklahoma City, Oklahoma

The names and addresses of the corporation's first principal officers who are to serve for a period ending the first Monday in April 1961, and until their successors are elected and shall quality, are as follows:

President - C. W. Cameron           2901 Classen Blvd.,
                                    Oklahoma City, Oklahoma

Vice President - C. B. Cameron      29O1 Classen Blvd.,
                                    Oklahoma City, Oklahoma

Secretary - H. A. Conner            2901 Classen Blvd.,
                                    Oklahoma City, Oklahoma

Treasurer - H. A. Conner            2901 Classen Blvd.,
                                    Oklahoma City, Oklahoma

                                   ARTICLE VI

The principal place of business shall be located at 2901 Classen Blvd., Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in the States of Texas, Louisiana, Kansas, Arkansas, Mississippi, Missouri, Nebraska, and such other States of the United States of America as the Board of Directors may from time to time determine.

                                   ARTICLE VII

The corporation's indebtedness shall be limited only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

                                  ARTICLE VIII

Any process in any action or proceeding may be served on the corporation by service upon C. B. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma.

Executed at Oklahoma City, Oklahoma, this 29th day of November, 1960.

                                             /s/ C. W. CAMERON
                                             ------------------
                                             C. W. Cameron

                                             /s/ LENICE CAMERON
                                             ------------------
                                             Lenice Cameron

                                             /s/ C. B. CAMERON
                                             ------------------
                                             C. B. Cameron

                                             /s/ BRUCE H. JOHNSON
                                             ---------------------
                                             Bruce H. Johnson

                                             /s/ JAMES C. GIBBENS
                                             --------------------
                                             James C. Gibbens


STATE OF OKLAHOMA          )
                           ) SS:
COUNTY OF OKLAHOMA         )

     Before me, the undersigned, a Notary Public in and for said county and state on this 29th day of November, 1960, personally appeared C. W. Cameron, Lenice Cameron, C. B. Cameron, Bruce H. Johnson and James C. Gibbens to me known to be the identical persons who executed the within and foregoing instrument and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

                                /s/ MYRNA CONLEY
                                ----------------------
                                  Notary Public

My Commission Expires:
July 31, 1964
---------------

(SEAL)